Filed pursuant to Rule 497(e)

Registration Nos. 333-258722 and 811-23725

CoinShares ETF Trust

(formerly Valkyrie ETF Trust II)
(the “Trust”)

CoinShares Bitcoin and Ether ETF

CoinShares Altcoins ETF

CoinShares Bitcoin Mining ETF

(each a “Fund,” and collectively, the “Funds”)

June 8, 2026

Supplement to Each Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information

The Trust – Name Change

The Board of Trustees of CoinShares ETF Trust (formerly Valkyrie ETF Trust II), including a majority of the Independent Trustees, approved a name change of the Trust. Notwithstanding anything to the contrary in each Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, effective June 8, 2026, the name of the Trust is the CoinShares ETF Trust. The name of each Fund will remain the same.

Effective June 8, 2026, throughout each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, the name “Valkyrie ETF Trust II” shall be replaced with “CoinShares ETF Trust”.

The Adviser – Name and Entity Change

The Funds’ investment adviser, Valkyrie Funds LLC, converted from a Tennessee limited liability company to a Delaware limited liability company and changed its name to CoinShares Asset Management (US) LLC. Notwithstanding anything to the contrary in each Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, effective June 8, 2026, the name of the investment adviser is CoinShares Asset Management (US) LLC.

Effective June 8, 2026, throughout each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, all references to “Valkyrie Funds LLC” shall be replaced with “CoinShares Asset Management (US) LLC” and any references to the defined term “Valkyrie” shall be replaced with “CoinShares.”

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